EXHIBIT 99.2

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Hartford Life Insurance Company

We have examined management's assertion that Hartford Life Global Funding Trusts (the "Trusts") have complied as of and for the year ended June 15, 2005 with its established minimum servicing standards described in the accompanying management assertion, dated June 15, 2005. Such assertion was examined in relation to those Trusts included in the attached Appendix A. Management is responsible for the Trusts' compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants as adopted by the Public Company Accounting Oversight Board and, accordingly, included examining, on a test basis, evidence about the Trusts' compliance with its minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Trusts' compliance with its minimum servicing standards.

In our opinion, management's assertion that the Trusts complied with the aforementioned minimum servicing standards as of and for the year ended June 15, 2005 is fairly stated, in all material respects based on criteria set forth in Appendix B.

/s/ DELOITTE & TOUCHE, LLP

Hartford, Connecticut
August 8, 2005

                                   APPENDIX A

------------------------------------------------------------ ---------------------------------------------------------
                       NAME OF TRUST                                       APPLICABLE FUNDING AGREEMENT
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-001                        Funding Agreement FA-404001
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-002                        Funding Agreement FA-404002
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-003                        Funding Agreement FA-404003
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-004                        Funding Agreement FA-404004
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-005                        Funding Agreement FA-404005
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-006                        Funding Agreement FA-404006
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-007                        Funding Agreement FA-404007
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-008                        Funding Agreement FA-404008
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-009                        Funding Agreement FA-404009
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-010                        Funding Agreement FA-404010
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-011                        Funding Agreement FA-404011
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-012                        Funding Agreement FA-404012
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-013                        Funding Agreement FA-404013
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-014                        Funding Agreement FA-404014
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-015                        Funding Agreement FA-404015
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-016                        Funding Agreement FA-404016
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-017                        Funding Agreement FA-404017
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-018                        Funding Agreement FA-404018
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-019                        Funding Agreement FA-404019
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-020                        Funding Agreement FA-404020
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2004-021                        Funding Agreement FA-404021
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-001                        Funding Agreement FA-405001
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-002                        Funding Agreement FA-405002
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-003                        Funding Agreement FA-405003
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-004                        Funding Agreement FA-405004
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-005                        Funding Agreement FA-405005
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-006                        Funding Agreement FA-405006
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-007                        Funding Agreement FA-405007
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-008                        Funding Agreement FA-405008
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-009                        Funding Agreement FA-405009
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-010                        Funding Agreement FA-405010
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-011                        Funding Agreement FA-405011
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-012                        Funding Agreement FA-405012
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-013                        Funding Agreement FA-405013
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-014                        Funding Agreement FA-405014
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-015                        Funding Agreement FA-405015
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-016                        Funding Agreement FA-405016
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-017                        Funding Agreement FA-405017
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-018                        Funding Agreement FA-405018
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-019                        Funding Agreement FA-405019
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-020                        Funding Agreement FA-405020
------------------------------------------------------------ ---------------------------------------------------------

                               APPENDIX A - PAGE 2

------------------------------------------------------------ ---------------------------------------------------------
                       NAME OF TRUST                                       APPLICABLE FUNDING AGREEMENT
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-021                        Funding Agreement FA-405021
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-022                        Funding Agreement FA-405022
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-023                        Funding Agreement FA-405023
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-024                        Funding Agreement FA-405024
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-025                        Funding Agreement FA-405025
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-026                        Funding Agreement FA-405026
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-027                        Funding Agreement FA-405027
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-028                        Funding Agreement FA-405028
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-029                        Funding Agreement FA-405029
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-030                        Funding Agreement FA-405030
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-031                        Funding Agreement FA-405031
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-032                        Funding Agreement FA-405032
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-033                        Funding Agreement FA-405033
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-034                        Funding Agreement FA-405034
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-035                        Funding Agreement FA-405035
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-036                        Funding Agreement FA-405036
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-037                        Funding Agreement FA-405037
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-038                        Funding Agreement FA-405038
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-039                        Funding Agreement FA-405039
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-040                        Funding Agreement FA-405040
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-041                        Funding Agreement FA-405041
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-042                        Funding Agreement FA-405042
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-043                        Funding Agreement FA-405043
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-044                        Funding Agreement FA-405044
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-045                        Funding Agreement FA-405045
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-046                        Funding Agreement FA-405046
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-047                        Funding Agreement FA-405047
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-048                        Funding Agreement FA-405048
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-049                        Funding Agreement FA-405049
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-050                        Funding Agreement FA-405050
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-051                        Funding Agreement FA-405051
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-052                        Funding Agreement FA-405052
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-053                        Funding Agreement FA-405053
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-054                        Funding Agreement FA-405054
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-055                        Funding Agreement FA-405055
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-056                        Funding Agreement FA-405056
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-057                        Funding Agreement FA-405057
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-058                        Funding Agreement FA-405058
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-059                        Funding Agreement FA-405059
------------------------------------------------------------ ---------------------------------------------------------

                               APPENDIX A - PAGE 3

------------------------------------------------------------ ---------------------------------------------------------
                       NAME OF TRUST                                       APPLICABLE FUNDING AGREEMENT
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-060                        Funding Agreement FA-405060
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-061                        Funding Agreement FA-405061
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-062                        Funding Agreement FA-405062
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-063                        Funding Agreement FA-405063
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-064                        Funding Agreement FA-405064
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-065                        Funding Agreement FA-405065
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-066                        Funding Agreement FA-405066
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-067                        Funding Agreement FA-405067
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-068                        Funding Agreement FA-405068
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-069                        Funding Agreement FA-405069
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-070                        Funding Agreement FA-405070
------------------------------------------------------------ ---------------------------------------------------------
        Hartford Life Global Funding Trust 2005-071                        Funding Agreement FA-405071
------------------------------------------------------------ ---------------------------------------------------------

                                   APPENDIX B

Date:  June 15, 2005

The Hartford Life Global Funding trusts (the "Trusts") have responsibility for assessing compliance with the minimum servicing standards for the Trusts described below. Those minimum servicing standards were used to assess compliance. As of and for the year ended June 15, 2005, the Trusts have complied, in all material respects, with the established minimum servicing standards for the notes issued by the Trusts (the "Notes") and the related funding agreements issued by Hartford Life Insurance Company (the "Funding Agreements"), all as described below. Please note that various functions relating to the minimum servicing standards are performed by JPMorgan Chase Bank, N.A. ("JPMorgan"), as indenture trustee, paying agent and calculation agent under most of the indentures relating to the Trusts.

       MINIMUM SERVICING STANDARDS FOR HARTFORD LIFE GLOBAL FUNDING TRUSTS

1. Note purchase payments have been received on the Issuance Date for each Trust from The Depository Trust Company ("DTC"), or other Note purchaser, and, pursuant to the applicable closing instrument, have been remitted electronically on the same day to Hartford Life to purchase the applicable Funding Agreement.

2. With respect to each Trust for which JPMorgan acts as indenture trustee, JPMorgan received and maintains in its files (in electronic and/or paper form) the original of each Funding Agreement associated with such Trust, including a copy of the related financing statement (Form UCC-1), endorsed to reflect its filing with the Delaware Secretary of State's Office.

3. All amounts of principal and interest due on each Funding Agreement (including amounts associated with the options described in 6, below) were received when due, in the amount calculated in accordance with the applicable Funding Agreement, and applied to make payments due under the Notes issued by the applicable Trust.

4. All amounts of principal and interest due on each Note (including amounts associated with the options described in 6, below) were paid when due, in the amount calculated under the terms of the applicable Note, to Cede & Co. (as nominee for DTC) or to another holder of the particular Note.

5. With respect to each Note (and the associated Funding Agreement) that provides for a floating rate, the re-determination of the rate for each interest reset period has been accurately made, following the terms of the Notes, and consistent with the Funding Agreement.

6. For those Notes with the particular feature set forth below, the indicated actions have been taken, as required:

         a. For Notes with a "survivor's option", JPMorgan has processed requests for payment under the option in a timely manner, consistent with the terms of the Notes.

         b. For Notes including an extendable feature, upon the failure of a Note holder to provide a timely notice to extend the term of a Note, JPMorgan has submitted a Funding Agreement put notice to Hartford Life within three business days of the end of the extension election period.

         c. For Notes granting the Trust a call option, upon receipt of a Funding Agreement call election, JPMorgan has provided a call notice to DTC or other Note holder at least 30 days prior to the call date.

HARTFORD LIFE INSURANCE COMPANY


By  /s/ KENNETH MCCULLUM
   -----------------------------------------------
        Kenneth McCullum, Vice President & Actuary